SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): October 2, 2001



                                    LBP, INC.
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DELAWARE                             0-24094                          13-3764375
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(State or other jurisdiction  (Commission File Number)          (I.R.S. Employer
of incorporation)                                            Identification No.)


     200 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK                    10601
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        (Address of principal executive offices)                   (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:               (914) 421-2545
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  a) Reference is made to the press release issued to the public by the Registrant on October 2, 2001, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7.           Financial Statements and Exhibits

                  c)       Exhibits

                           99       Press Release dated October 2, 2001

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LBP, INC.

                                  (Registrant)


                                   By:   /s/ Leigh J. Abrams
                                      --------------------------
                                         Leigh J. Abrams
                                         President and Chief Executive Officer


Dated: October 9, 2001